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                           We've lowered net expenses
                            on three of our funds.*



                                   [CITIZENS
                               FUNDS[RegTM] LOGO]



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Net expenses for the Citizens Index Fund, Standard Class Shares and the
Citizens Small Cap Index Fund, Standard Class Shares have been contractually lowered from 1.49% by 0.10% and are now capped at 1.39%. Expenses will remain at this level until June 30, 2001 at which time Citizens Advisers, Inc., the Funds' investment adviser, will consider whether to extend the cap beyond that date.

The distribution agreement between Citizens Advisers, Inc. and Citizens Funds has been amended to eliminate distribution fees on the Working Assets Money Market Fund, Standard Class shares, although the distribution plan continues to permit fees if authorized by the Board. The Adviser and the Board believe that these changes should make the Funds more competitive and attractive to both existing and prospective shareholders.

*Effective July 1, 2000.